UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders.

Aberdeen Japan Equity
Fund, Inc. (JEQ)

Semi-annual Report
April 30, 2020

Mount Fuji

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's stockholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 800-647-0584 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2020. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

Total Investment Return

For the six-month period ended April 30, 2020, the total return to stockholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark in US dollar terms is as follows:

NAV*	-5.9%
Market Price*	-6.3%
Tokyo Stock Price Index (Net Dividends)[1,2]	-10.1%
Tokyo Stock Price Index (Gross Dividends)[1]	-9.9%

*  assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager (page 3) and Total Investment Returns (page 6).

NAV and Share Price

The below table represents comparison from current six-month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
4/30/2020	$8.17	$6.83	16.4%
10/31/2019	$8.97	$7.53	16.1%

Throughout the six-month period ended April 30, 2020, the Fund’s NAV was within a range of $6.59 to $9.30 and the Fund’s market price traded within a range $5.13 to $8.06. Throughout the six-month period ended April 30, 2020, the Fund’s shares traded within a range of a discount of 11.5% to 23.6%.

Special Shareholder Meeting – Changes to Fundamental Investment Restriction

On May 27, 2020, shareholders of the Fund approved a change to the Fund’s fundamental investment restriction related to borrowing or issuing senior securities to permit the Fund to borrow for any purpose, including for investment purposes, up to the limit imposed by the 1940 Act, which is 33 1/3% of the value of the Fund’s total assets (instead of 10% of its total assets), except with respect to amounts borrowed for emergency purposes, which are not subject to the 33 1/3% limit so long as they are repaid within 60 days and meet certain other criteria.

The Board of Directors has determined in order to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives, the Fund will begin to use leverage as permitted under the Fund’s investment restrictions and organizational documents. The portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund’s total assets over the longer term. Depending on market conditions, the Fund may borrow more or less than 10%-15% of the Fund’s total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder). No material changes in the Fund’s portfolio composition or investment approach are expected as a result of the Fund’s use of leverage. To the extent the Fund utilizes leverage, it will be exposed to additional risks, including the risk that the costs of leverage could exceed the income earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund’s net asset value, market price and distributions. Additionally, in the event of a general market decline in the value of the Fund’s assets, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Changes to Principal Investment Strategies

On April 13, 2020, the Fund announced that certain updates have been made to its principal investment strategies to (i) remove a minimum market cap restriction of Yen30bn related to securities in

1             The Tokyo Stock Price Index (“TOPIX”) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indices are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the Tokyo Stock Price Index(Gross Dividends) to the Tokyo Stock Price Index(Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (continued)

which the Fund is permitted to invest to provide the portfolio management team more flexibility to invest in small cap companies and (ii) to describe the manager’s evaluation of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors (“ESG”) and (iii) revise disclosure relating to temporary investments to bring the Fund in line with other U.S. registered funds and provide the portfolio management team with more flexibility to invest in cash and cash equivalents during stressed market conditions. These changes were effective as of the date of the announcement on April 13, 2020. These changes are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objective, but no changes to the investment manager’s fundamental investment philosophy or approach will result.

Discount Management Program

Under the Fund’s Discount Management Program, the Fund’s Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2020, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes this information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Investor Relations Information

As part of our commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution, and performance information, and other Fund literature.

2	Aberdeen Japan Equity Fund, Inc.

Stockholder Letter (unaudited) (concluded)

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and important Fund information. In addition, you can receive electronic versions of important Fund documents. Sign up today at https://www. aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•             Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•             Email: Investor.Relations@aberdeenstandard.com; or

•             Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

Aberdeen Japan Equity Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/economic review

After an initial period of rising investor optimism as the U.S. and China signed a preliminary deal signaling a rapprochement in the trade tariff wars and with expectations for improved domestic corporate earnings, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), fell -10.1% for the six-month period ended April 30, 2020, declining sharply in tandem with global stock markets as COVID-19 became a pandemic, thereby threatening the global economy.

It appears that Japan has done well to contain the virus and to limit the human cost. However, the country has not been immune to the economic collateral damage resulting from the pandemic. Declining international trade, disrupted global supply chains and the government’s state of emergency declaration are expected to shrink Japan’s economy by approximately 5% in 2020.* The monetary and fiscal responses have been sizable, with the Bank of Japan ramping up its monetary policy easing through bond purchases. Prime Minister Shinzo Abe has also approved emergency economic measures with a US$240 billion supplementary budget.

Meanwhile, the Japanese government agreed with the International Olympic Committee to postpone the 2020 Tokyo Olympics until the summer of 2021, amid growing pressure from the worldwide sports community due to the pandemic.

Fund performance

Aberdeen Japan Equity Fund returned -5.9% on a net asset value basis for the six-month period ended April 30, 2020, versus the -10.1% return of its benchmark, the TOPIX (Net Dividends). The Fund’s outperformance during a volatile period globally was attributable to prudent asset allocation and strong stock selection.

Among individual stocks, the Fund’s healthcare-related holdings performed well, with Chugai Pharmaceutical Co. Ltd. posting healthy sales of its comprehensive pipeline of drugs and clarity in future earnings. In March 2020, the firm’s in-house drug Actemra was being trialed by its parent company, Swiss drug-maker Roche Holdings AG (which the Fund does not own), as a potential treatment for critical cases of COVID-19. Similarly, the Fund’s position in Welcia Holdings Co. Ltd. benefited performance as the drugstore chain operator posted strong same-store sales numbers during the reporting period.

Shares of the Fund’s holding in NEC Networks & System Integration Corp. rose as the technology services provider reported better-than-expected earnings for the third quarter of its 2020 fiscal year due to network integration demand for a wide range of applications from office and social infrastructure. Other than the structural boost from 5G wireless technology-related investment, the current COVID-19 environment, which led to the push to work from home, underscored the need for more robust and innovative digital infrastructure in businesses, a trend that directly benefits NEC Networks & System Integration.

Conversely, Fund performance for the reporting period was hampered by the holding in baby products maker Pigeon Corp. The company’s earnings for its 2019 fiscal year were hurt by the Japanese yen’s strength as well as domestic pressures. The impact from the ongoing COVID-19 pandemic is also expected to weigh on the company’s business. Encouragingly, in our view, Pigeon Corp. unveiled medium-term plans to mitigate these challenges through the introduction of higher-value-added products, as well as through the expansion into new product categories. Moreover, management believes that underlying growth trends in mainland China remain intact, as evidenced by order flows, and the company is trying to compensate for a downturn in business in February.

Other detractors from Fund performance included conference room operator TKP Corp. and IT services company Net One Systems Co. Ltd. While TKP remains a market leader in hotel banquet and conference-management services, the company’s share price fell on investors’ fears of the drop in demand for conference rooms and hotels amid the COVID-19 “lockdown.” Investors were also concerned over the health of Net One Systems’ balance sheet, particularly as liquidity conditions are now tight.

Net One Systems’ stock price moved lower over the reporting period on investors’ worries that the company had artificially boosted sales through a series of questionable transactions. We believe that Net One remains well-positioned to benefit from the rising adoption of cloud-computing in Japan. However, this event raised questions about the company’s controls, which we believe is a reflection of the way that it runs its business. These issues are not easy to uncover, and come at a time when we have been increasingly concerned about internal controls of Japanese companies. While their managements face pressure to hit internal targets, they are constrained by an endemic labor shortage; consequently, the firms are increasingly forced to globalize their businesses even as internal processes play catch-up. While we find this development with Net One to be troubling, we believe that it underscores the importance of continual engagement with companies, alongside maintaining capital discipline, as core tenets of a sustainable investment process. We subsequently exited the Fund’s holdings in both TKP Corp. and Net One.

Fund activity

Market volatility during the period presented opportunities for us to initiate positions in several companies that we believed had attractive

*              Source: Morgan Stanley, May 2020.

4	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

valuations. Within the industrials sector, we established a new position in multinational conglomerate Sony Corp. We have gained more confidence in the company’s management and underlying business fundamentals, and we remain optimistic on its image-sensor business, where it has a dominant position. The intensifying arms race among smartphone brands for better and more sophisticated camera phones has driven demand for Sony’s next-generation image sensors. In our view, near-term trends also seem reassuring, as the company recently noted that the business has not been severely affected by disruptions caused by the COVID-19 pandemic. Furthermore, we look forward to the release of PlayStation 5, Sony’s next- generation gaming console, which is expected sometime in 2020, to boost investor sentiment in the stock. Finally, Sony recently announced its intention to acquire the remaining 35% stake in its Tokyo Stock Exchange-listed financial subsidiary, Sony Financial Holdings Inc (SFH), for US$3.7 billion. We believe that Sony’s strategy and capital management policies generally have been sensible and well-communicated under Chief Executive Officer Kenichiro Yoshida’s leadership. However, while we believe that management has made a sound tactical and financial case for acquiring SFH – namely, earnings-per-share accretion, tax merits and earnings stability – it was less forthcoming about its strategic and synergistic motives. Nonetheless, we believe that management will generate long-term value from the deal for shareholders. We are also aware that management will likely want to “keep its cards close” to avoid paying a higher premium for SFH.

Additionally, we initiated a holding in control equipment maker Azbil Corp., which is dominant in the domestic building-automation market, attributable to its track record and a loyal customer base, and we believe that it should profit from growth of the higher-margin maintenance business, as building equipment ages; Zuken Inc., the global leader in high-end electronic design automation software for printed circuits and circuit boards, as we anticipate that the company should benefit from the electrification of the automotive industry and the rise of smart connected devices; Daifuku Co. Ltd., a leading provider of material handling systems used primarily in semiconductor storage and transportation systems, as well as e-commerce operations – areas seeing longer-term growth and requiring much expert customization; and Advantest Corp., which operates in a duopolistic market of semiconductor testing equipment, with demand expected to rise from increasingly complex components and from a wider range of applications, including 5G networks.

In the healthcare sector, we initiated a position in drug-maker Astellas Pharma Inc. The Fund had held a position in Astellas Pharma in the past, but we sold the shares on our concerns of a decline in revenue when its patents expire. The company has since invested in technology, as well as research and development, especially in leading-edge areas such as biotechnology. In our view, this has given Astellas Pharma a richer product pipeline.

The information technology sector was no less eventful over the reporting period, and we found what we believe is an attractive opportunity in Advanced Media Inc., a Japanese market leader that engages in speech-recognition solutions for applications, such as medical, call center, logistics, conference proceedings, mobile, and language education. These can be used for a wide range of functions, including automated minutes writing, voice input and real-time monitoring of contact-center conversations, which in our view positions the company well as various sectors seek to improve productivity due to the tight labor market.

In the telecommunications sector, we established a new position in Okinawa Cellular Telephone Co., the leading mobile and communication services provider in a region that continues to register population growth. We believe that the company’s extensive local sales network and coverage enables it to defend its local market share.

Within the financials sector, we initiated a holding in Nihon M&A Center Inc., a small- and medium-sized enterprise (SME)-focused mergers-and-acquisitions (M&A) advisory firm. In our opinion, a lack of succession planning and aging management threaten the business continuity of SMEs in Japan. The average age of SME chief executives is nearly 70, and roughly 70% of the companies lack a clear successor. Nihon M&A has been successful in introducing these SMEs to potential buyers and partners; the company has built an unparalleled network of banks, accountants, financial advisors and other entities to seek potential buyers and sellers. We believe that the company will continue to expand its dominant position in this niche market.

On the flipside, in addition to TKP Corp. and Net One Systems as previously noted, we also exited the Fund’s position in Okinawa-based supermarket chain San-A Co. Ltd. due to our concerns of weakening profitability due to cost pressures from new store openings and rising wages. We also sold the Fund’s shares in medical equipment maker Mani Inc. as we believed that its valuation was no longer attractive. Finally, we exited the position in personal care products company Mandom Corp. Given the company’s lack of overseas execution and limited disclosure improvement, we believed that we could reinvest the sales proceeds into more attractive investment opportunities elsewhere.

Aberdeen Japan Equity Fund, Inc.	5

Report of the Investment Manager (unaudited) (concluded)

Outlook

In our opinion, the global economic outlook remains highly uncertain amid mounting concerns of a sharp – and possibly prolonged – downturn. While we believe that fiscal and monetary stimuli will help to support global economies, the more important factor is how quickly infections are contained and economic activity is restored.

Many of Japan’s companies, which have increasingly ventured abroad in search for better growth prospects, will be subject to these risks. And while the current affliction has had a relatively lower impact on Japan compared to other major economies, the repercussion of a global slowdown most likely will shake Japan’s economy, which is already reeling from the effects of months of poor inbound travel and weak consumer sentiment.

Nevertheless, we believe that the fundamentals of the Fund’s underlying stock holdings remain robust. In our view, the companies retain healthy balance sheets and generate free cash flow, while their management teams have experience weathering prior disruptions. Many are global market leaders in their respective industries with deep competitive moats, or have businesses that address longer-term structural issues in Japan, such as the growing labor shortage due to an aging population.

We believe the strong “quality” characteristics of the Fund’s holdings, coupled with the adept and swift responses by managements during the onset of the crisis, will enable these companies to weather this storm better than their peers. Furthermore, the COVID-19 crisis has instilled in us greater confidence in the mid-term prospects of the Fund’s investments; management of several Fund holdings, including global medical technology company Hoya Corp., furniture retailer Nitori Co. Ltd., and property and casualty insurer Tokio Marine Holdings Inc., have reiterated that they see this an opportunity to further streamline operations and/or expand market share via M&A or by seeking to acquire companies that may succumb to the pressures of the pandemic.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Aberdeen Standard Investments (Asia) Limited

6	Aberdeen Japan Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund total investment return compared to the TOPIX, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-5.9%	1.7%	2.1%	3.0%	5.6%
Market Price	-6.3%	-0.9%	-0.3%	1.6%	4.7%
Tokyo Stock Price Index (Net Dividends)[1]	-10.1%	-3.6%	1.9%	2.5%	4.7%
Tokyo Stock Price Index (Gross DIvidends)	-9.9%	-3.3%	2.3%	2.9%	5.0%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The annualized net operating expense ratio based on the six-month period ended April 30, 2020 was 0.91%.

1  At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the Tokyo Stock Price Index(Gross Dividends) to the Tokyo Stock Price Index(Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Japan Equity Fund, Inc.	7

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of April 30, 2020, the Fund held 98.9% of its net assets in equities and 1.1% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Industrials	21.4%
Information Technology	17.2%
Consumer Discretionary	13.0%
Health Care	12.1%
Consumer Staples	9.5%
Materials	8.5%
Financials	7.6%
Communication Services	5.9%
Real Estate	3.7%
Other Assets in Excess of Liabilities	1.1%
100.0%

Amounts listed as “–“ are 0% or round to 0%.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2020:

Name of Security	As a Percentage of Net Assets
Chugai Pharmaceutical Co. Ltd.	4.5%
Shin-Etsu Chemical Co. Ltd.	4.2%
Tokio Marine Holdings, Inc.	4.0%
KDDI Corp.	3.7%
Toyota Motor Corp.	3.6%
Keyence Corp.	3.5%
Daikin Industries Ltd.	3.4%
Amada Co. Ltd.	3.1%
Welcia Holdings Co. Ltd.	2.7%
Nippon Paint Holdings Co. Ltd.	2.6%

8	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2020

	Shares or Principal Amount	Value

COMMON STOCKS—(98.9%)
JAPAN—(98.9%)
Communication Services—(5.9%)
KDDI Corp.	142,000	$ 4,112,926
Okinawa Cellular Telephone Co.	18,500	706,427
Z Holdings Corp.	429,600	1,657,966
		6,477,319
Consumer Discretionary—(13.0%)
Musashi Seimitsu Industry Co. Ltd.	73,100	591,855
Nitori Holdings Co. Ltd.	11,500	1,762,671
Resorttrust, Inc.	95,900	983,240
Sony Corp.	34,100	2,194,474
Stanley Electric Co. Ltd.	67,800	1,544,777
Toyota Motor Corp.	63,100	3,901,275
USS Co. Ltd.	90,100	1,426,719
Yamaha Corp.	45,600	1,840,656
		14,245,667
Consumer Staples—(9.5%)
Ain Holdings, Inc.	29,900	1,677,228
Milbon Co. Ltd.	21,300	934,889
Pigeon Corp.	44,100	1,570,394
Seven & i Holdings Co. Ltd.	32,300	1,069,681
Shiseido Co. Ltd.	37,400	2,198,865
Welcia Holdings Co. Ltd.	40,900	2,969,273
		10,420,330
Financials—(7.6%)
Japan Exchange Group, Inc.	150,400	2,797,505
Tokio Marine Holdings, Inc.	93,300	4,377,235
Tokyo Century Corp.	34,000	1,162,254
		8,336,994
Health Care—(12.1%)
AS One Corp.	12,900	1,152,398
Asahi Intecc Co. Ltd.	101,400	2,686,212
Astellas Pharma, Inc.	33,100	547,446
BML, Inc.	42,300	1,085,152
Chugai Pharmaceutical Co. Ltd.	41,300	4,923,030
Hoya Corp.	17,900	1,632,360
Shionogi & Co. Ltd.	10,600	585,412
Sysmex Corp.	8,800	607,967
		13,219,977

Aberdeen Japan Equity Fund, Inc.	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
JAPAN (continued)
Industrials—(21.4%)
Amada Co. Ltd.	374,200	$ 3,382,408
Daifuku Co. Ltd.	8,600	601,835
Daikin Industries Ltd.	29,400	3,772,928
Daiwa Industries Ltd.	112,700	967,392
FANUC Corp.	3,200	522,282
Makita Corp.	73,500	2,393,337
MISUMI Group, Inc.	118,500	2,814,774
Nabtesco Corp.	83,200	2,380,796
Nihon M&A Center, Inc.	23,800	776,413
Pilot Corp.	32,300	1,082,135
Recruit Holdings Co. Ltd.	38,600	1,126,008
Sakai Moving Service Co. Ltd.	28,400	1,493,482
SHO-BOND Holdings Co. Ltd.	54,000	2,167,193
		23,480,983
Information Technology—(17.2%)
Advanced Media, Inc.(a)	62,500	539,795
Advantest Corp.	5,800	281,424
Azbil Corp.	59,000	1,551,647
Elecom Co. Ltd.	63,000	2,484,480
Fuji Soft, Inc.	37,100	1,305,953
Fukui Computer Holdings, Inc.	18,900	506,145
Keyence Corp.	10,600	3,784,328
NEC Networks & System Integration Corp.	52,500	2,259,169
Otsuka Corp.	46,700	2,114,467
Renesas Electronics Corp.(a)	124,500	657,413
Sanken Electric Co. Ltd.	54,100	1,127,529
Sansan, Inc.(a)	9,900	485,780
SCSK Corp.	25,300	1,145,316
Zuken, Inc.	25,900	583,350
		18,826,796
Materials—(8.5%)
Kansai Paint Co. Ltd.	93,300	1,772,193
Nippon Paint Holdings Co. Ltd.	49,100	2,837,756
Shin-Etsu Chemical Co. Ltd.	42,100	4,643,714
		9,253,663
Real Estate—(3.7%)
Heiwa Real Estate Co. Ltd.	85,800	2,303,799
Tokyu Fudosan Holdings Corp.	362,600	1,773,918
		4,077,717
Total Common Stocks		108,339,446

10	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2020

Shares	Description	Value (US$)

SHORT-TERM INVESTMENT—0.0%
UNITED STATES—0.0%
41,027	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22%(b)	$ 41,027

	Total Short-Term Investment—0.0% (cost $41,027)	41,027

	Total Investments—98.9% (cost $101,636,391)(c)	108,380,473

	Other Assets in Excess of Liabilities—1.1%	1,224,391

	Net Assets—100.0%	$109,604,864

(a)  Non-income producing security.

(b)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(c)  See Note 9 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Statement of Assets and Liabilities (unaudited)

As of April 30, 2020

Assets
Investments, at value (cost $101,595,364)	$108,339,446
Short-term investments, at value (cost $41,027)	41,027
Foreign currency, at value (cost $674,200)	673,502
Interest and dividends receivable	776,189
Receivable for investments sold	655,047
Prepaid expenses and other assets	12,557
Total assets	110,497,768
Liabilities
Payable for investments purchased	726,492
Investment management fees payable (Note 3)	28,763
Investor relations fees payable (Note 3)	24,250
Administration fees payable (Note 3)	6,915
Other accrued expenses	106,484
Total liabilities	892,904

Net Assets	$109,604,864
Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 134,085
Paid-in capital in excess of par	100,330,496
Distributable earnings	9,140,283
Net Assets	$109,604,864
Net asset value per share based on 13,408,536 shares issued and outstanding	$ 8.17

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2020

Net investment income:
Income
Dividends and other income (net of foreign withholding taxes of $110,481)	$ 993,769
Total Investment Income	993,769
Expenses:
Investment management fee (Note 3)	184,350
Directors’ fees and expenses	103,167
Administration fee (Note 3)	45,893
Insurance expense	43,229
Legal fees and expenses	28,261
Independent auditors’ fees and expenses	28,012
Investor relations fees and expenses (Note 3)	27,698
Reports to stockholders and proxy solicitation	18,179
NYSE listing fee	11,810
Custodian’s fees and expenses	10,522
Transfer agent’s fees and expenses	10,227
Miscellaneous	12,803
Net expenses	524,151

Net Investment Income	469,618
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	1,931,249
Foreign currency transactions	9,047
1,940,296
Net change in unrealized appreciation/(depreciation) on:
Investments	(9,658,385)
Foreign currency translation	4,271
(9,654,114)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(7,713,818)
Net Decrease in Net Assets Resulting from Operations	$(7,244,200)

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	13

Statements of Changes in Net Assets

	For the
	Six-Month
	Period Ended	For the
	April 30, 2020	Year Ended
	(unaudited)	October 31, 2019
Increase/(decrease) in Net Assets from Operations:
Operations:
Net investment income	$ 469,618	$ 779,364
Net realized gain from investment transactions	1,931,249	2,526,186
Net realized gain from foreign currency transactions	9,047	148,225
Net change in unrealized appreciation/(depreciation) on investments	(9,658,385)	9,500,375
Net change in unrealized appreciation on foreign currency translation	4,271	2,288
Net increase/(decrease) in net assets resulting from operations	(7,244,200)	12,956,438
Distributions to Stockholders From:
Distributable earnings	(3,472,529)	(8,708,520)
Net decrease in net assets from distributions	(3,472,529)	(8,708,520)
Reinvestment of dividends resulting in the issuance of 2,644 and 16,820 shares of common stock, respectively (Note 5)	20,853	115,216
Change in net assets from capital stock transactions	20,853	115,216
Net increase/(decrease) in net assets	(10,695,876)	4,363,134
Net Assets:
Beginning of period	120,300,740	115,937,606
End of period	$109,604,864	$120,300,740

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Japan Equity Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2020		For the Fiscal Years Ended October 31,
	(unaudited)		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$8.97		$8.66	$10.30	$9.51	$8.69	$8.26
Net investment income	0.04		0.06	0.07	0.07	0.08	0.05
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.58)		0.90	(1.23)	1.03	1.03	0.44
Total from investment operations	(0.54)		0.96	(1.16)	1.10	1.11	0.49
Distributions from:
Net investment income	(0.07)		(0.07)	(0.06)	(0.09)	(0.08)	(0.03)
Net realized gains	(0.19)		(0.58)	(0.42)	(0.23)	(0.23)	(0.04)
Total distributions	(0.26)		(0.65)	(0.48)	(0.32)	(0.31)	(0.07)
Capital Share Transactions:
Impact due to discount management policy	–		–	–	0.01	0.02	0.01
Net asset value, end of period	$8.17		$8.97	$8.66	$10.30	$9.51	$8.69
Market value, end of period	$6.83		$7.53	$7.40	$9.17	$8.18	$7.48

Total Investment Return Based on(b):
Market value	(6.32%	)	11.42%	(15.22% )	16.73%	14.10%	2.67%
Net asset value	(5.93%	)	13.41%	(11.67% )	12.78%	14.19%	6.28%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$109.6		$120.3	$115.9	$137.7	$127.9	$118.7
Average net assets (in millions)	$115.4		$110.2	$134.7	$124.4	$118.4	$117.9
Net operating expenses	0.91%	(c)	0.94%	0.81%	0.86%	0.92%	0.96%
Net investment income	0.82%	(c)	0.71%	0.69%	0.78%	0.86%	0.58%
Portfolio turnover	17%	(d)	42%	32%	22%	8%	10%

(a)    Based on average shares outstanding.

(b)    Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)     Annualized.

(d)    Not annualized.

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (unaudited)

April 30, 2020

1. Organization

Aberdeen Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level measurements to valuations based upon unobservable inputs that are significant to

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$108,339,446	$–	$108,339,446
Short-Term Investment	41,027	–	–	41,027
Total	$41,027	$108,339,446	$–	$108,380,473

Amounts listed as “–“ are $0 or round to $0.

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)          purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments

Aberdeen Japan Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”) serves as the Fund’s investment manager with respect to all investments. Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the six-month period ended April 30, 2020, the Fund paid ASIAL $184,350. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the six-month period ended April 30, 2020, no such expenses were paid to the Manager.

18	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

b. Fund Administration:

Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of ASIAL, serves as the Fund’s administrator, pursuant to an amended fee schedule under which ASII receives a fee, payable quarterly by the Fund, at an annual rate of 0.08% of the value of the Fund’s average weekly net assets. During the six-month period ended April 30, 2020, ASII earned $45,893 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the six-month period ended April 30, 2020, the Fund incurred investor relations fees of approximately $27,698. For the six-month period ended April 30, 2020, ASII did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2020, were $19,349,104 and $22,116,721, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2020, the Fund did not repurchase any shares pursuant to its Discount Management Program and reinvested 2,644 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2020, there were 13,408,536 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund’s Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2020, the Fund did not repurchase any shares.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase stockholder value through the potential accretive impact of the purchases to the Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Aberdeen Japan Equity Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of the Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

d. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

e. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

8. Contingencies:

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$101,750,578	$16,767,385	$(10,137,490)	$6,629,895

20	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2020

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2020.

At a Special Meeting of Stockholders held on May 27, 2020, stockholders of the Fund voted to approve changes to the Fund’s fundamental investment restriction related to borrowing. The Investment Manager believes the current market conditions present a potentially attractive opportunity to gain increased exposure to the potential recovery in Japanese equities through the use of leverage and, in particular but not limited to small cap securities. The Investment Manager believes that the use of leverage may help enhance returns in the long term and could thereby be beneficial to stockholders. The portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund’s total assets over the longer term. Depending on market conditions, the Fund may borrow more or less than 10%-15% of the Fund’s total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder).

Aberdeen Japan Equity Fund, Inc.	21

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

22	Aberdeen Japan Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through

www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through

www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Japan Equity Fund, Inc.	23

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Corporate Information

Directors

Radhika Ajmera, Chair
Anthony Clark
Martin Gilbert
Richard J. Herring
Rahn K. Porter

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent and Registrar

Computershare
P.O. Box 505000
Louisville KY, 40233

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Aberdeen Standard Investments (Asia) Limited

The accompanying Financial Statements as of April 30, 2020, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

JEQ SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1)of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 9,  2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 9, 2020